KTFIF-13A
                          KEMPER TAX-FREE INCOME FUNDS

                Kemper Intermediate Municipal Bond Fund ("KIMBF")


                        SUPPLEMENT DATED JANUARY 1, 1999
          TO STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 1, 1999


         A proxy statement dated October 23, 1998 (the "Proxy Statement") solicited the approval of the shareholders of Kemper Intermediate Municipal Bond Fund ("KIMBF") on certain proposals, including the revision of fundamental policies mandated by the Investment Company Act of 1940 and the elimination of the shareholder approval requirement to change certain other fundamental policies (the "Proposals"). However, at the Special Meeting of Shareholders held on December 17, 1998 (the "Special Meeting"), there were insufficient votes to approve the Proposals. The Special Meeting was adjourned to January 15, 1999. The currently effective Statement of Additional Information describes the investment policies as proposed to be changed. Until such time as the requisite number of shares of KIMBF has been voted in favor of the Proposals, the Statement of Additional Information is revised as follows:

All investment policies for KIMBF listed under the "Investment Restrictions" section are replaced in their entirety by the following:

KIMBF may not, as a fundamental policy:

         (1) Make investments other than in accordance with its investment objective and policies, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

         (2) With respect to temporary investments, purchase securities (other than securities of the United States Government, its agencies or instrumentalities) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any industry.

         (3) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

         (4) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper,

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repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited.

         (5) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

         (6) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credit as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

         (7) Write, purchase or sell puts, calls or combinations thereof, except in accordance with its investment objective and policies.

         (8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts.

         (9) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

         (10) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

         (11) Issue senior securities except as permitted under the Investment Company Act of 1940.